MANAGEMENT DISCUSSION AND ANALYSIS

Federated ARMs Fund

Annual Report For Fiscal Year Ended August 31, 1999

INSTITUTIONAL SHARES

INSTITUTIONAL SERVICE SHARES

Federated ARMs Fund (the "fund") invests at least 65% of its total assets in U.S. government adjustable and floating rate mortgage securities. The investment objective of the fund is to provide current income consistent with minimum volatility of principal. The fund is assigned an AAAf credit rating 1 by Standard and Poor's. As of August 31, 1999, the average duration of the fund was
1.6 years.

The annual reporting period ended August 31, 1999 witnessed extremes in interest rates and mortgage spreads. Initially, the financial market crisis of 1998 prompted central banks around the world to ease monetary policy as investors shunned all but the safest, most liquid securities. This flight-to-quality bid drove U.S. Treasury yields to record lows. As markets stabilized, focus returned to economic fundamentals which reflected substantial momentum. Subsequent Federal Reserve Board (the "Fed") action and inflationary angst drove market yields materially higher from the first quarter lows.

Gross Domestic Product averaged nearly 4% for the one-year period ended June 30, 1999. Employment growth, consumer confidence and equity market gains contributed to strong consumer spending. Conversely, manufacturing output was negatively impacted over the first half of the reporting period due to overseas economic woes. In the past six months, however, the manufacturing sector has rebounded. September's National Association of Purchasing Manager's survey rose to the highest level since 1994, due in part to strong export demand. At present, the U.S. economy appears strong on all fronts.

The Fed eased monetary policy on three occasions in the first portion of the reporting period to forestall a "seizing up" of financial markets. A consequent return to stability and concern over potential inflation prompted the Fed to reverse course in the latest quarter. Fed funds were raised by 25 basis point increments in June and August 1999, partially offsetting last year's cumulative 75 basis point easing.

Considerable interest rate volatility resulted from the financial market crisis, consequent recovery and concern over a potentially overheating economy. The 2-year Treasury yield, for example, began the reporting period at 4.87%. Strong demand for safety and liquidity pushed yields down to 3.82% in October 1998 before reversing course and reaching a high of 5.78% in August 1999. Yield movements of such magnitude made for a challenging adjustable rate mortgage
(ARM) investment environment.

1 An AAAf rating indicates that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks.

Prepayment risk was of great concern at the outset of the reporting period. Initially, the 1- to 10-year Treasury yield spread measured just 18 basis points. Such a flat yield curve acts as refinance incentive for ARM borrowers. Given such an environment, ARM holdings were reduced in favor of prepayment protected collateralized mortgage obligations and 15-year mortgage backed securities. The 1- to 10-year spread increased over time, closing the reporting period at 71 basis points. As the refinance incentive declined over the course of the year, the adjustable allocation was increased with the addition of the Cost-of-Funds Index, Government National Mortgage Association (GNMA) and hybrid ARMs.

Within the year, ARM spreads varied substantially. However, the year-over- year change in par-priced GNMA ARM option-adjusted spread was one basis point. The ending spread measured 86 basis points, up one basis point. While the 12-month spread change is minimal, the environment is drastically different. The refinance incentive declined and stabilized at a multi-year low at fiscal year end. Spreads have contracted from highs reached in fall 1998 and summer 1999; present spreads are, however, historically attractive. The risk reduction combined with wide spreads results in a positive sector outlook.

The fund's net total return for the Institutional Shares and Institutional Service Shares for the 12-month reporting period ended August 31, 1999 was 3.74% 2 and 3.49%,2 respectively, compared to 4.56%3 for the Merrill Lynch 1-Year Treasury Index and 3.90%4 for the Lipper ARM fund average.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

3 The Merrill Lynch 1-Year Treasury Index is an unmanaged index tracking 1- year U.S. government securities. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. Investments cannot be made in this index.

4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into respective categories indicated. Lipper figures do not reflect sales charges.

INSTITUTIONAL SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED ARMS FUND

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Shares of Federated ARMs Fund are represented by a solid line. The Lehman Brothers 1-3 Year Government Bond Index (LB1-3GBI) is represented by a dotted line, the Lehman Brothers Adjustable Rate Mortgage Index (LBARMI) is represented by a dashed line, the Merrill Lynch 1 Year Treasury Index (ML1TI) is represented by a broken line and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA) is represented by a lightly shaded solid line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Shares of the Fund, the LB1-3GBI, the LBARMI, the ML1TI and the LARMFA. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Shares as compared to the LB1-3GBI, the LBARMI, the ML1TI and the LARMFA. The ending values were $45,982, $48,217, $53,187, $50,300 and $46,390, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED AUGUST 31, 1999

1 Year                           3.74%
5 Years                          5.68%
10 Years                         6.28%
Start of Performance (12/3/85)   6.43%


The graph above illustrates the hypothetical investment of $25,000 1 in the Federated ARMs Fund (Institutional Shares) (the "Fund") from August 31, 1989 to August 31, 1999 compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GBI),2 the Lehman Brothers Adjustable Rate Mortgage Index (LBARMI), the Merrill Lynch 1-Year Treasury Index (ML1TI)3,4 and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA).3,5

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated October 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GBI, LBARMI, ML1TI and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

2 The Fund's Adviser has elected to change the benchmark index from the LB1-3GBI to the ML1TI because the ML1TI is more representative of the securities in which the Fund invests.

3 For this illustration, the LBARMI, ML1TI and the LARMFA began their performance on 1/31/92, in conjunction with the change in investment policy of the Fund. The indices and the average have been assigned a beginning value of $36,062, the value of the Fund on 1/31/92.

4 The LB1-3GBI, LBARMI and the ML1TI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

5 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

Note: The Fund changed its investment policy from investing primarily in intermediate and long-term U.S. Treasury securities to investing primarily in adjustable rate U.S. government mortgage securities, effective 1/20/92.

INSTITUTIONAL SERVICE SHARES

GROWTH OF $25,000 INVESTED IN FEDERATED ARMS FUND

The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Institutional Service Shares of Federated ARMs Fund is represented by a solid line. The Lehman Brothers 1-3 Year Government Bond Index (LB1-3GBI) is represented by a dotted line, the Lehman Brothers Adjustable Rate Mortgage Index (LBARMI) is represented by a dashed line, the Merrill Lynch 1 Year Treasury Index (ML1TI) is represented by a broken line and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA) is represented by a lightly shaded solid line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the Institutional Service Shares of the Fund, the LB1-3GBI, the LBARMI, the ML1TI and the LARMFA. The "x" axis reflects computation periods from 4/25/92 to 8/31/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Institutional Service Shares as compared to the LB1-3GBI, the LBARMI, the ML1TI and the LARMFA. The ending values were $35,050, $39,830, $38,077, $36,037 and $32,858, respectively.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED AUGUST 31, 1999

1 Year                           3.49%
5 Years                          5.41%
Start of Performance (4/25/92)   4.70%


The graph above illustrates the hypothetical investment of $25,000 1 in the Federated ARMs Fund (Institutional Service Shares) (the "Fund") from April 25, 1992 (start of performance) to August 31, 1999 compared to the Lehman Brothers 1-3 Year Government Bond Index (LB1-3GBI),2 the Lehman Brothers Adjustable Rate Mortgage Index (LBARMI), the Merrill Lynch 1-Year Treasury Index (ML1TI)3 and the Lipper Adjustable Rate Mortgage Funds Average (LARMFA).4

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated October 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LB1-3GBI, LBARMI, ML1TI and the LARMFA have been adjusted to reflect reinvestment of dividends on securities in the indices and the average.

2 The Fund's Adviser has elected to change the benchmark index from the LB1-3GBI to the ML1TI because the ML1TI is more representative of the securities in which the Fund invests.

3 The LB1-3GBI, LBARMI and the ML1TI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

4 The LARMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.

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 Federated ARMs Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400

 WWW.FEDERATEDINVESTORS.COM

 Federated Securities Corp., Distributor

Cusip 314082108

Cusip 314082207

G00567-01ARS (10/99)

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